EXHIBIT 99.2

News Release

Media Contact: Jennifer Kaminski

920-491-7576

Investor Contact: Robb Timme

920-491-7059

Associated Banc-Corp to acquire Wisconsin banking operations of The Huntington National Bank

Deal strengthens Associated’s Wisconsin network and expands services to 13 communities

GREEN BAY, Wis.  – December 11, 2018 – Associated Banc-Corp (NYSE: ASB) (“Associated”) announced today that its subsidiary, Associated Bank, N.A., has reached an agreement to acquire the Wisconsin branch banking operations of The Huntington National Bank, a subsidiary of Huntington Bancshares Incorporated.

Under the terms of the transaction, Associated Bank will acquire approximately $850 million in deposits, $134 million in loans, and 32 branch locations, for a net premium of approximately $34 million, representing approximately 4% of the deposits.

The transaction is subject to regulatory approvals and is expected to close in the first half of 2019. The transaction is not expected to have a material impact on Associated’s 2019 financial results.

“We are excited for the opportunity to welcome Huntington’s Wisconsin customers to Associated Bank as we strengthen our franchise and expand services into 13 additional communities,” said Associated president and CEO Philip B. Flynn. “Ultimately, the scale and efficiencies we gain will position us to make investments to further enhance the customer experience and deliver increased value to our customers, colleagues, communities and shareholders.”

About Associated Banc-Corp

Associated Banc-Corp (NYSE: ASB) has total assets of over $33 billion and is one of the top 50 publicly traded U.S. bank holding companies. Headquartered in Green Bay, Wisconsin, Associated is a leading Midwest banking franchise, offering a full range of financial products and services from more than 230 banking locations serving more than 110 communities throughout Wisconsin, Illinois and Minnesota, and commercial financial services in

Indiana, Michigan, Missouri, Ohio and Texas. Associated Bank, N.A. is an Equal Housing Lender, Equal Opportunity Lender and Member FDIC. More information about Associated Banc-Corp is available at www.associatedbank.com.

Additional Information and Where to Find It

A slide presentation with additional information will be available on the company’s website at http://investor.associatedbank.com.

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include: management plans relating to the proposed transaction; the expected timing of the completion of the proposed transaction; the ability to complete the proposed transaction; the ability to obtain and required regulatory approvals; any statements of the plans and objectives of management for future operations, products or services; any statements of expectation or belief; projections related to certain financial results or other benefits of the transaction; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “seek,” “plan,” “will,” “would,” “target,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions or negatives of these words. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and are beyond our control. Forward-looking statements speak only as of the date they are made. Associated does not assume any duty and does not undertake to update any forward-looking statements. Because forward-looking statements are by their nature, to different degrees, uncertain and subject to assumptions, actual results or future events could differ, possibly materially, from those that Associated anticipated in its forward-looking statements, and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, those included under Item 1A “Risk Factors” in Associated’s Annual Report on Form 10-K for the year ended December 31, 2017, those disclosed in Associated’s other periodic reports filed with the Securities and Exchange Commission (the “SEC”), as well as the possibility that expected benefits of the proposed transaction may not materialize in the timeframe expected or at all, or may be more costly to achieve; the proposed transaction may not be timely completed, if at all; that required regulatory approvals are not obtained or other customary closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of shareholders, customers, employees or other constituents to the proposed transaction; and diversion of management time on acquisition-related matters. While the list of factors presented here is considered representative, no such lists should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. For any forward-looking statements made in this press release or in any other documents, Associated claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.